Exhibit 10.49

AMENDMENT NO. 1 TO

NOTE PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT (this “Amendment”) dated as of May 20, 2022 (the “Note Purchase Agreement”), is made as of August 3, 2022 by and among Q32 Bio Inc., a Delaware corporation (the “Company”), and the Purchasers listed on the signature pages hereto (the “Purchasers”).

RECITALS

WHEREAS, the Note Purchase Agreement may be amended pursuant to Section 7.6 thereof with the written consent of the Company and the Requisite Purchasers (the “Required Vote”);

WHEREAS, the Company and the undersigned Purchasers desire to amend the Note Purchase Agreement; and

WHEREAS, the Company and the undersigned Purchasers constitute the Required Vote;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1. Amendment to Section 2.3. Section 2.3 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

2.3 BMS Closing. After the Initial Closing, the Company may sell a Note, in the principal amount set forth on the Schedule of Purchasers in the column titled “BMS Closing Note ($)”, to BMS, on a date and time mutually agreed between the Company and BMS (the “BMS Closing”), provided that such purchase and sale takes place on or prior to August 15, 2022, or such later time as is approved by the Company’s Board of Directors. BMS shall deliver an executed counterpart signature page to this Agreement in connection with the BMS Closing, which will be held remotely via the exchange of documents and signatures.

2. Amendment to Section 2.4. The first sentence of Section 2.4 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

2.4 Additional Closings. Following the Initial Closing and the BMS Closing, the Company may sell Notes, and the Purchasers may purchase Notes, at two additional closings of $8,333,334 aggregate principal amount of Notes at each such additional closing (each an “Additional Closing” and together, the “Additional Closings,” and together with the Initial Closing, the BMS Closing, and any Optional Closings (as defined below), the “Closings,” and each, a “Closing”) remotely via the exchange of documents and signatures on such dates occurring on or before December 31, 2022, as the Company, following approval by the Board of Directors to move forward with such Additional Closing, shall request in a written notice (the “Company Closing Notice”) to be delivered to the Purchasers at least ten (10) Business Days prior to the proposed date of the Additional Closing; provided that notwithstanding the foregoing, the Board of Directors may not elect to move forward with an Additional Closing until the Requisite Purchasers (as defined herein) have confirmed, in writing, that (i) the Company has not experienced a Material Adverse Effect (as defined herein) since the date of the last Closing and (ii) there has been no material deviation from the Operating Plan (the “Requisite Closing Notice”).

3. Amendment to Section 7.6. The first sentence of Section 7.6 of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

7.6 Entire Agreement; Amendments and Waivers. This Agreement, the Notes, any letter agreements between the Company and any Purchaser, and the other documents delivered pursuant hereto or thereto constitute the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof.

4. Amendment to Schedule I. Schedule I to the Note Purchase Agreement is hereby amended in its entirety to read as set forth on Exhibit A attached hereto.

5. Continued Validity of the Note Purchase Agreement. Except as specifically amended hereby, the Note Purchase Agreement shall continue in full force and effect as originally constituted and is ratified and affirmed by the parties hereto.

6. Additional Party. By execution of this Amendment, BMS shall become a party to the Note Purchase Agreement, effective as of the date of this Amendment as if originally specified as a party thereto.

7. Representations and Warranties. The Company hereby makes each of the representations and warranties set forth in Section 3 of the Note Purchase Agreement (Representations and Warranties of the Company) as of the date of this Amendment. For the benefit of the Company, BMS hereby makes (solely with respect to itself) each of the representations and warranties set forth in Section 4 of the Note Purchase Agreement (Representations and Warranties of the Purchasers) as of the date of this Amendment.

8. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof.

10. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Amendment No. 1 to Note Purchase Agreement as of August 3, 2022.

COMPANY:

Q32 BIO INC.

By:	/s/ Michael Broxson
Name: Michael Broxson
Title: President and CEO

IN WITNESS WHEREOF, each of the parties has executed this Amendment No. 1 to Note Purchase Agreement as of August 3, 2022.

PURCHASERS:

ATLAS VENTURE OPPORTUNITY FUND II, L.P.

By: Atlas Venture Associates Opportunity II, L.P., its General Partner

By: Atlas Venture Associates Opportunity II, LLC, its General Partner

By:	/s/ Ommer Chohan
Name: Ommer Chohan
Title: CFO

ORBIMED PRIVATE INVESTMENTS VII, LP

By: OrbiMed Capital GP VII LLC, its General Partner

By: OrbiMed Advisors LLC,
its General Partner

By:	/s/ Carl L. Gordon
Name: Carl L. Gordon
Title: Member

ABINGWORTH BIOVENTURES VII LP
ACTING BY ITS MANAGER ABINGWORTH LLP

By:	/s/ John Heard
Name: John Heard
Title: General Counsel

PURCHASERS:

AVENTIS INC.

By:	/s/ Jason Hafler
Name: Jason Hafler
Title: Managing Director Sanofi Ventures

OSAGE UNIVERSITY PARTNERS III, LP

By: Osage University GP III, LLC, its General Partner

By:	/s/ William Harrington
Name: William Harrington
Title: Managing Member

ACORN BIOVENTURES, L.P.

By: Acorn Capital Advisors GP, LLC
Its: General Partner

By:	/s/ Isaac Manke
Name: Isaac Manke
Title: Member

PURCHASERS:

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Janeen Doyle
Name: Janeen Doyle
Title: SVP, Global Alliance